EXHIBIT 10.17

                     FIRST AMENDMENT TO CE FACILITY LEASE

THIS FIRST AMENDMENT TO CE FACILITY LEASE is made and entered into this 21st day of February, 2000, by and between LOCKHEED MARTIN CORPORATION, a Maryland corporation ("Landlord"), and BENCHMARK ELECTRONICS, INC., a Texas corporation ("Tenant").

                                 WITNESSETH:

WHEREAS, by CE Facility Lease (the "Lease"), dated the 23rd day of February 1998 made by and between the aforementioned Landlord and Tenant, Landlord did demise and lease unto Tenant and Tenant did hire and lease from landlord approximately 250,000 square feet located within the Pope Technical Park in Hillsborough County, New Hampshire, commonly known as Building #2, 65 River Road, Hudson, New Hampshire 03051 (the "Premises"); and

WHEREAS, Tenant, under the provisions of Section 1.02 of the Lease, wishes to exercise its option to extend the term of the Lease for one additional term of four (4) years following the expiration of the prime term of the Lease; and

WHEREAS, Landlord is agreeable to such extension; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

1. At the expiration of the prime term of the Lease, the term shall be extended for an additional period of four (4) years commencing February 23, 2000 and expiring on February 22, 2004.

2. The Annual Base Rent for the period February 23, 2000 through February 22, 2001 shall be $6.50 per square foot or $1,625,000 and shall escalate at a rate of 2.5% per year thereafter yielding a rate for the period February 23, 2001 through February 22, 2002 of $6.66 per square foot or $1,665,000; for the period February 23, 2002 through February 22, 2003 of $6.83 per square foot or $1,707,500; and for the period February 23, 2003 through February 22, 2004 of $7.00 per square foot or $1,750,000.

3. All other terms, conditions, covenants and/or obligations set forth in the Lease shall remain in full force and effect unless expressly modified herein.

IN WITNESS WHEREOF, the Parties have caused this First Amendment To CE Facility Lease to be executed on the date first above written.

LANDLORD:                                       TENANT:
LOCKHEED MARTIN CORPORATION                     BENCHMARK ELECTRONICS, INC.
By LMC Properties, Inc. Attorney In
Fact Under Irrevocable Power of
Attorney dated 6/5/96


By:_________________________________            By:_____________________________
Name:                                           Name:
As Its:                                         As Its:

Date:                                           Date: